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                                                                     Exhibit 4.1


LOGO

COMMON STOCK

IP

$.01 PAR VALUE

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS


CUSIP 46262E 10 5

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


iPAYMENT, Inc.


transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

SD/-

SECRETARY


SD/-

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEAL

COUNTERSIGNED AND REGISTERED:


WACHOVIA BANK, N.A.
  (CHARLOTTE, NC)                 TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE


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iPayment, Inc.


The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT-                    Custodian
                                                    (Cust)
(Minor)
                                 under Uniform Gifts to Minors
                                 Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.